Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net sales	$2,777	$2,371	$13,630	$12,176
Cost of goods sold	1,879	1,558	7,926	6,988
Research and development expense	312	297	876	871
Selling, general and administrative expenses	657	672	2,409	2,403
Amortization of intangibles	178	180	536	543
Restructuring and asset related charges - net	152	26	300	261
Other income - net	23	378	89	1,013
Interest expense	18	8	43	22
Income (loss) from continuing operations before income taxes	(396)	8	1,629	2,101
Provision for (benefit from) income taxes on continuing operations	(74)	(28)	372	434
Income (loss) from continuing operations after income taxes	(322)	36	1,257	1,667
Income (loss) from discontinued operations after income taxes	(6)	(4)	(46)	(59)

Net income (loss)	(328)	32	1,211	1,608

Net income (loss) attributable to noncontrolling interests	3	2	9	8

Net income (loss) attributable to Corteva	$(331)	$30	$1,202	$1,600

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.45)	$0.05	$1.73	$2.25
Basic earnings (loss) per share of common stock from discontinued operations	(0.01)	(0.01)	(0.06)	(0.08)
Basic earnings (loss) per share of common stock	$(0.46)	$0.04	$1.67	$2.17

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.45)	$0.05	$1.72	$2.23
Diluted earnings (loss) per share of common stock from discontinued operations	(0.01)	(0.01)	(0.06)	(0.08)
Diluted earnings (loss) per share of common stock	$(0.46)	$0.04	$1.66	$2.15

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	718.7	733.8	722.8	738.1
Diluted	718.7	739.5	726.4	744.0

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	September 30, 2022	December 31, 2021	September 30, 2021
Assets
Current assets
Cash and cash equivalents	$2,199	$4,459	$2,779
Marketable securities	119	86	103
Accounts and notes receivable – net	6,273	4,811	5,818
Inventories	5,415	5,180	4,417
Other current assets	1,039	1,010	1,029
Total current assets	15,045	15,546	14,146
Investment in nonconsolidated affiliates	91	76	67
Property, plant and equipment	8,444	8,364	8,270
Less: Accumulated depreciation	4,259	4,035	3,960
Net property, plant and equipment	4,185	4,329	4,310
Goodwill	9,791	10,107	10,130
Other intangible assets	9,461	10,044	10,225
Deferred income taxes	407	438	448
Other assets	1,671	1,804	1,796
Total Assets	$40,651	$42,344	$41,122

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$1,576	$17	$1,372
Accounts payable	4,140	4,126	3,512
Income taxes payable	227	146	95
Deferred revenue	860	3,201	692
Accrued and other current liabilities	2,115	2,068	2,134
Total current liabilities	8,918	9,558	7,805
Long-term debt	1,277	1,100	1,101
Other noncurrent liabilities
Deferred income tax liabilities	1,123	1,220	930
Pension and other post employment benefits - noncurrent	2,628	3,124	4,583
Other noncurrent obligations	1,621	1,719	1,724
Total noncurrent liabilities	6,649	7,163	8,338

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at September 30, 2022 - 716,225,000; December 31, 2021 - 726,527,000; and September 30, 2021 - 730,267,000	7	7	7
Additional paid-in capital	27,815	27,751	27,712
Retained earnings	614	524	666
Accumulated other comprehensive income (loss)	(3,592)	(2,898)	(3,645)
Total Corteva stockholders' equity	24,844	25,384	24,740
Noncontrolling interests	240	239	239
Total equity	25,084	25,623	24,979
Total Liabilities and Equity	$40,651	$42,344	$41,122

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30,
	2022	2021
Operating activities

Net income (loss)	$1,211	$1,608
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	919	926
Provision for (benefit from) deferred income tax	(149)	151
Net periodic pension and OPEB benefit, net	(155)	(959)
Pension and OPEB contributions	(147)	(202)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(17)	(1)
Restructuring and asset related charges - net	300	261
Other net loss	181	117
Changes in assets and liabilities, net
Accounts and notes receivable	(1,814)	(1,116)
Inventories	(466)	375
Accounts payable	202	(41)
Deferred revenue	(2,311)	(1,945)
Other assets and liabilities	100	7
Cash provided by (used for) operating activities	(2,146)	(819)
Investing activities
Capital expenditures	(460)	(413)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	46	53
Investments in and loans to nonconsolidated affiliates	(9)	(3)
Purchases of investments	(314)	(147)
Proceeds from sales and maturities of investments	274	310
Other investing activities, net	24	(1)
Cash provided by (used for) investing activities	(439)	(201)
Financing activities
Net change in borrowings (less than 90 days)	777	949
Proceeds from debt	1,335	419
Payments on debt	(355)	(1)
Repurchase of common stock	(800)	(750)
Proceeds from exercise of stock options	66	71
Dividends paid to stockholders	(311)	(295)
Other financing activities, net	(49)	(28)
Cash provided by (used for) financing activities	663	365
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(295)	(78)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(2,217)	(733)
Cash, cash equivalents and restricted cash equivalents at beginning of period	4,836	3,873
Cash, cash equivalents and restricted cash equivalents at end of period	$2,619	$3,140

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - SEED	2022	2021	2022	2021
Corn	$469	$437	$4,621	$4,505
Soybean	205	157	1,685	1,494
Other oilseeds	124	94	647	661
Other	64	50	380	350
Seed	$862	$738	$7,333	$7,010

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - CROP PROTECTION	2022	2021	2022	2021
Herbicides	$1,043	$782	$3,472	$2,737
Insecticides	363	416	1,275	1,261
Fungicides	421	339	1,173	911
Other	88	96	377	257
Crop Protection	$1,915	$1,633	$6,297	$5,166

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - SEED	2022	2021	2022	2021
North America [1]	$218	$168	$4,637	$4,482
EMEA [2]	157	153	1,442	1,398
Latin America	383	334	912	842
Asia Pacific	104	83	342	288
Rest of World [3]	644	570	2,696	2,528
Net Sales	$862	$738	$7,333	$7,010

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2022	2021	2022	2021
North America [1]	$521	$422	$2,185	$1,693
EMEA [2]	297	237	1,452	1,304
Latin America	898	763	1,852	1,361
Asia Pacific	199	211	808	808
Rest of World [3]	1,394	1,211	4,112	3,473
Net Sales	$1,915	$1,633	$6,297	$5,166

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022		2022
Net Sales (GAAP)	$2,777		$13,630
Less: Impacts from Currency and Portfolio	(104)		(443)
Organic Sales (Non-GAAP)	$2,881		$14,073

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING EBITDA	2022	2021	2022	2021
Seed	$(224)	$(217)	$1,585	$1,523
Crop Protection	352	206	1,352	897
Corporate Expenses	(32)	(40)	(83)	(106)
Operating EBITDA (Non-GAAP)	$96	$(51)	$2,854	$2,314

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Income (loss) from continuing operations after income taxes (GAAP)	$(322)	$36	$1,257	$1,667
Provision for (benefit from) income taxes on continuing operations	(74)	(28)	372	434
Income (loss) from continuing operations before income taxes (GAAP)	(396)	8	1,629	2,101
Depreciation and amortization	310	309	919	926
Interest income	(36)	(19)	(75)	(58)
Interest expense	18	8	43	22
Exchange (gains) losses[1]	13	(2)	96	47
Non-operating (benefits) costs[2]	(9)	(315)	(134)	(941)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(6)	(19)	(3)	3
Significant items (benefit) charge[3]	202	(21)	379	214
Operating EBITDA (Non-GAAP)	$96	$(51)	$2,854	$2,314

1.Refer to page A-15 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q3 2022 vs. Q3 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$149	25%	$157	27%	13%	14%	(1)%	(1)%
EMEA	64	16%	129	33%	10%	23%	(17)%	—%
Latin America	184	17%	194	18%	16%	2%	(1)%	—%
Asia Pacific	9	3%	30	10%	7%	3%	(7)%	—%
Rest of World	257	14%	353	20%	13%	7%	(6)%	—%
Total	$406	17%	$510	22%	13%	9%	(4)%	(1)%

SEED
	Q3 2022 vs. Q3 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$50	30%	$52	31%	3%	28%	(1)%	—%
EMEA	4	3%	25	16%	7%	9%	(13)%	—%
Latin America	49	15%	51	15%	14%	1%	—%	—%
Asia Pacific	21	25%	27	33%	12%	21%	(8)%	—%
Rest of World	74	13%	103	18%	12%	6%	(5)%	—%
Total	$124	17%	$155	21%	10%	11%	(4)%	—%

CROP PROTECTION
	Q3 2022 vs. Q3 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$99	23%	$105	25%	17%	8%	(1)%	(1)%
EMEA	60	25%	104	44%	12%	32%	(19)%	—%
Latin America	135	18%	143	19%	17%	2%	(1)%	—%
Asia Pacific	(12)	(6)%	3	1%	5%	(4)%	(6)%	(1)%
Rest of World	183	15%	250	21%	14%	7%	(6)%	—%
Total	$282	17%	$355	22%	15%	7%	(4)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q3 2022 vs. Q3 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$32	7%	$47	11%	5%	6%	(4)%	—%
Soybeans	48	31%	49	31%	28%	3%	—%	—%
Other oilseeds	30	32%	43	46%	7%	39%	(14)%	—%
Other	14	28%	16	32%	(2)%	34%	(4)%	—%
Total	$124	17%	$155	21%	10%	11%	(4)%	—%

CROP PROTECTION PRODUCT LINE
	Q3 2022 vs. Q3 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$261	33%	$299	38%	22%	16%	(5)%	—%
Insecticides	(53)	(13)%	(32)	(8)%	6%	(14)%	(4)%	(1)%
Fungicides	82	24%	92	27%	11%	16%	(3)%	—%
Other	(8)	(8)%	(4)	(4)%	3%	(7)%	(4)%	—%
Total	$282	17%	$355	22%	15%	7%	(4)%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Nine Months 2022 vs. Nine Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$647	10%	$663	11%	9%	2%	(1)%	—%
EMEA	192	7%	562	21%	9%	12%	(14)%	—%
Latin America	561	25%	538	24%	14%	10%	1%	—%
Asia Pacific	54	5%	134	12%	6%	6%	(5)%	(2)%
Rest of World	807	13%	1,234	21%	11%	10%	(7)%	(1)%
Total	$1,454	12%	$1,897	16%	10%	6%	(4)%	—%

SEED
	Nine Months 2022 vs. Nine Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$155	3%	$161	4%	6%	(2)%	(1)%	—%
EMEA	44	3%	234	17%	12%	5%	(14)%	—%
Latin America	70	8%	76	9%	8%	1%	(1)%	—%
Asia Pacific	54	19%	77	27%	12%	15%	(8)%	—%
Rest of World	168	7%	387	15%	10%	5%	(8)%	—%
Total	$323	5%	$548	8%	7%	1%	(3)%	—%

CROP PROTECTION
	Nine Months 2022 vs. Nine Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$492	29%	$502	30%	18%	12%	(1)%	—%
EMEA	148	11%	328	25%	7%	18%	(14)%	—%
Latin America	491	36%	462	34%	18%	16%	2%	—%
Asia Pacific	—	—%	57	7%	5%	2%	(4)%	(3)%
Rest of World	639	18%	847	24%	10%	14%	(5)%	(1)%
Total	$1,131	22%	$1,349	26%	13%	13%	(4)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Nine Months 2022 vs. Nine Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$116	3%	$260	6%	7%	(1)%	(3)%	—%
Soybeans	191	13%	197	13%	9%	4%	—%	—%
Other oilseeds	(14)	(2)%	49	7%	7%	—%	(9)%	—%
Other	30	9%	42	12%	3%	9%	(3)%	—%
Total	$323	5%	$548	8%	7%	1%	(3)%	—%

CROP PROTECTION PRODUCT LINE
	Nine Months 2022 vs. Nine Months 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$735	27%	$823	30%	18%	12%	(3)%	—%
Insecticides	14	1%	80	6%	7%	(1)%	(5)%	—%
Fungicides	262	29%	318	35%	8%	27%	(3)%	(3)%
Other	120	47%	128	50%	9%	41%	(3)%	—%
Total	$1,131	22%	$1,349	26%	13%	13%	(4)%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Seed	$(94)	$38	$(237)	$(98)
Crop Protection	(42)	(8)	(59)	(51)
Corporate	(66)	(9)	(83)	(65)
Total significant items before income taxes	$(202)	$21	$(379)	$(214)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[8]		($ Per Share)
	2022	2021	2022	2021	2022	2021
1st Quarter
Restructuring and asset related charges, net [1]	$(5)	$(100)	$(3)	$(77)	$—	$(0.10)
Estimated settlement expense [2]	(17)	—	(13)	—	(0.02)	—
1st Quarter — Total	$(22)	$(100)	$(16)	$(77)	$(0.02)	$(0.10)

2nd Quarter
Restructuring and asset related charges, net [1]	$(143)	$(135)	$(116)	$(107)	$(0.16)	$(0.14)
Inventory write-offs [3]	(1)	—	(1)	—	—	—
Loss on exit of non-strategic asset [3]	(5)	—	(4)	—	(0.01)	—
Settlement costs associated with Russia Exit [3]	(6)	—	(6)	—	(0.01)	—
2nd Quarter — Total	$(155)	$(135)	$(127)	$(107)	$(0.18)	$(0.14)

3rd Quarter
Restructuring and asset related charges, net [1]	$(152)	$(26)	$(126)	$(18)	$(0.18)	$(0.03)
Estimated settlement expense [2]	(40)	—	(30)	—	(0.04)	—
Inventory write-offs [3]	(32)	—	(24)	—	(0.03)	—
Settlement cost associated with Russia Exit [3]	(2)	—	(2)	—	—	—
Gain on sale of business [3]	15	—	10	—	0.01	—
Equity securities mark-to-market gain [4]	—	47	—	35	—	0.05
Employee Retention Credit [5]	9	—	7	—	0.01	—
Income tax items [6]	—	—	55	—	0.08	—
3rd Quarter - Total	$(202)	$21	$(110)	$17	$(0.15)	$0.02

Year-to-date Total [7]	$(379)	$(214)	$(253)	$(167)	$(0.35)	$(0.22)

1.Third, second and first quarter 2022 includes restructuring and asset related benefits (charges) of $(152), $(143) and $(5), respectively. The charges primarily relate to a $(145), and $(56) charge for the third and second quarter, respectively, associated with the 2022 Restructuring Actions and a $(5), $(93), and $(6) charge for the third, second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

Third, second and first quarter 2021 included restructuring and asset related benefits (charges) of $(26), $(135) and $(100), respectively. The charges primarily relate to a $(17), $(21) and $(89) charge, respectively, associated with the 2021 Restructuring Actions and a $(5), $(112) and $(7) charge, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.
2.Third and first quarter 2022 included a $(40) and $(17) charge, respectively, for estimated Lorsban® related reserves.

3.Third quarter 2022 includes a benefit (charge) of $(32), $15 and $(2) associated with activities related to 2022 Restructuring Actions consisting of inventory write-offs, gain on the sale of a business, and settlement costs associated with the Russia Exit, respectively. Second quarter 2022 includes a $(1), $(5) and $(6) charge associated with activities related to the 2022 Restructuring Actions consisting

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
of inventory write-offs associated with the Russia Exit, loss on the exit of a non-strategic asset and settlement costs associated with the Russia Exit, respectively.

4.Third quarter 2021 included a benefit relating to a $47 mark-to-market gain on equity securities.
5.Third quarter 2022 includes a pre-tax benefit of $9 relating to an adjustment due to a change in estimate related to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act as enhanced by the Consolidated Appropriations Act (“CAA”) and American Rescue Plan Act (“ARPA”), which was initially recognized in the fourth quarter 2021.

6.Third quarter 2022 includes a tax benefit of $55 relating to the establishment of deferred taxes due to the impact of a change in a U.S. legal entity's tax characterization.

7.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

8.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended September 30,
	2022	2021	2022	2021
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$(325)	$34	$(0.45)	$0.05
Less: Non-operating benefits (costs), after tax [1]	4	242	—	0.33
Less: Amortization of intangibles (existing as of Separation), after tax	(137)	(140)	(0.19)	(0.18)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	4	15	0.01	0.02
Less: Significant items benefit (charge), after tax	(110)	17	(0.15)	0.02
Operating Earnings (Loss) (Non-GAAP)	$(86)	$(100)	$(0.12)	$(0.14)

	Nine Months Ended September 30,
	2022	2021	2022	2021
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$1,248	$1,659	$1.72	$2.23
Less: Non-operating benefits - net, after tax [1]	96	716	0.13	0.96
Less: Amortization of intangibles (existing as of Separation), after tax	(414)	(423)	(0.57)	(0.57)
Less: Mark-to-market losses on certain foreign currency contracts not designated as hedges, after tax	2	(2)	0.01	—
Less: Significant items benefit (charge), after tax	(253)	(167)	(0.35)	(0.22)
Operating Earnings (Non-GAAP)	$1,817	$1,535	$2.50	$2.06

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Operating EBITDA (Non-GAAP)[1]	$96	$(51)	$2,854	$2,314
Depreciation	(132)	(129)	(383)	(383)
Amortization of intangibles (post Separation)	(1)	—	(3)	—
Interest Income	36	19	75	58
Interest Expense	(18)	(8)	(43)	(22)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	4	74	(512)	(366)
Base income tax rate from continuing operations (Non-GAAP)[1]	21.1%	43.8%	20.5%	18.6%
Exchange gains (losses), after tax[2]	(68)	(3)	(162)	(58)
Net (income) loss attributable to non-controlling interests	(3)	(2)	(9)	(8)
Operating Earnings (Loss) (Non-GAAP)[1]	$(86)	$(100)	$1,817	$1,535
Diluted Shares (in millions)	718.7	739.5	726.4	744.0
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$(0.12)	$(0.14)	$2.50	$2.06

1.     Refer to pages A-5 through A-9 and A-12 for Non-GAAP reconciliations.
2.     Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Income (loss) from continuing operations before income taxes (GAAP)	$(396)	$8	$1,629	$2,101
Add: Significant items (benefit) charge [1]	202	(21)	379	214
Non-operating (benefits) costs	(9)	(315)	(134)	(941)
Amortization of intangibles (existing as of Separation)	177	180	533	543
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(6)	(19)	(3)	3
Less: Exchange gains (losses)[2]	(13)	2	(96)	(47)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(19)	$(169)	$2,500	$1,967

Provision for (benefit from) income taxes on continuing operations (GAAP)	$(74)	$(28)	$372	$434
Add: Tax benefits on significant items (benefit) charge[1]	92	(4)	126	47
Tax expenses on non-operating (benefits) costs	(5)	(73)	(38)	(225)
Tax benefits on amortization of intangibles (existing as of Separation)	40	40	119	120
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(2)	(4)	(1)	1
Tax benefits on exchange gains (losses)[2]	(55)	(5)	(66)	(11)
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(4)	$(74)	$512	$366

Effective income tax rate (GAAP)	18.7%	(350.0)%	22.8%	20.7%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(222.5)%	393.9%	1.3%	(1.1)%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(203.8)%	43.9%	24.1%	19.6%
Exchange gains (losses), net effect[2]	224.9%	(0.1)%	(3.6)%	(1.0)%
Base income tax rate from continuing operations (Non-GAAP)	21.1%	43.8%	20.5%	18.6%

1. See page A-10 for further detail on the Significant Items.
2. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(80)	$(32)	$(120)	$(47)
Local tax (expenses) benefits	(40)	3	(61)	(11)
Net after tax impact from subsidiary exchange gains (losses)	$(120)	$(29)	$(181)	$(58)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$67	$34	$24	$—
Tax (expenses) benefits	(15)	(8)	(5)	—
Net after tax impact from hedging program exchange gains (losses)	$52	$26	$19	$—

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(13)	$2	$(96)	$(47)
Tax (expenses) benefits	(55)	(5)	(66)	(11)
Net after tax exchange gains (losses)	$(68)	$(3)	$(162)	$(58)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."